For Immediate Release


EDP of France Awards Contract in Excess of $500,000 to Advanced ID?s Pneu-Logic Unit


Calgary, AB, December 18, 2008 -- Advanced ID Corporation (OTCBB:
AIDO), a leading developer of radio frequency identification (?RFID?) technology for livestock tracking, pet recovery and supply chain applications focusing on the tire management industry, today announced that its strategic distribution partner Electronic Data Process (?EDP?) of Grenoble, France, has substantially increased its 2009 contract requirements from Advanced ID?s Pneu-Logic division in excess of $500,000. Based on the success of Pneu-Logic?s industry leading URM and Tyre Parc tire management software solutions, EDP has not only continued it?s dominance in Europe but has also made significant inroads for marketing these products in Asia and Africa.

?We are pleased that our relationship with EDP continues to flourish,? said Dan Finch, President of Advanced ID. ?While the primary reason for increased requirements from EDP for our Pneu-Logic products has resulted from the vision, determination and truly collaborative efforts of our two businesses and our work with some of the most prestigious blue chip tire and automotive fleet management customers, another trend has emerged that supports even greater demand in the very near future. This trend is the unfortunate global economic downturn, especially in the automotive and truck industry, which has put forth mandates that are now more important than ever to protect the capital investments made in tire assets, reap the cost savings and efficiencies of properly maintaining tires, and, with RFID technology, mitigate the losses associated with increasing commercial tire theft issues.?

According to EDP, URM software continues to be the solution of choice for Michelin and its Service Partners throughout Europe, the Middle and Far East and Asia, and continues to deliver a feature rich solution based on Pneu-Logic?s fully integrated electronic data capture tools. Beyond collaborating on the commercialization of advanced maintenance and management solutions for the truck tire industry, EDP and Pneu-Logic have worked closely together on the development of solutions for the off road tire (?OTR?) market. With the recent launch of the Pneu-Logic OTR tire probe and EDP?s OTR version of Tyre Parc, this same comprehensive solution is now available to the Off Road and earth moving sectors. Early indications from the OTR channel suggest that these products and related services will very successful.

?We attribute many of our successes in 2008 to the collaboration and partnership that EDP has had with Pneu-Logic,? said EDP President Jean Luc Giusti. Mr Giusti continued, ?Both EDP and Pneu-Logic have seen very strong revenue growth in Europe and Asia because of the healthy relationships with our customers and our ability to deliver robust, fully functional solutions for tire and casing management. I see 2009 revenues growing much faster than 2008, even though Europe is in a difficult financial period, in large part because it is now more important than ever to manage tires more efficiently and keep operational costs to the absolute minimum.?

The contract extension announced today, valued at over $500,000 solely for phase one inspection equipment in 2009, could be doubled with the inclusion of RFID components. Combining tire management and maintenance technologies with Advanced ID?s RFID capabilities will even further the appeal of this platform for all sectors of the tire market in 2009. Implementation projects for combined RFID and EDP inspection solutions are already underway with customers in Europe, Asia and Latin America.


About Advanced ID Corporation: Advanced ID Corporation (OTCBB: AIDO) is a complete solutions provider in the RFID market with a focus on the tire management industry. The company is also a major factor in the tire inspection business through its UK based Pneu-Logic subsidiary. The Company is active in the pet recovery business through its AVID Canada subsidiary in Calgary, Alberta, and has developed a UHF RFID reader product line through its Advanced ID Asia Engineering technical support and business development partner in Chiang Mai, Thailand.



Safe Harbor Statement: Statements in this press release other than statements of historical fact, including statements regarding the company?s plans, beliefs and estimate as to projections are ?forward-looking statements?. Such statements are subject to certain risks and uncertainties, including factors listed from time to time in the company?s SEC filings, and actual results could differ materially from expected results. These forward-looking statements represent the company?s judgment as of the date of this release. Advanced ID Corporation does not undertake to update, revise or correct any forward-looking statements.

For further information visit Advanced ID Corporation at www.advancedidcorp.com

Investor Contact for Advanced ID: Jordan Darrow, Darrow Associates, at 631-367-1866 or jdarrow@darrowir.com




Jordan M. Darrow
Darrow Associates, Inc.
273 Walt Whitman Road, Suite 280
Melville, NY 11746
Tel. 631-367-1866
Fax. 631-614-3612
jdarrow@darrowir.com


EDP and Advanced ID?s Pneu-Logic Plan Major Growth in Rest of 2008

Calgary, AB, September 3, 2008 ? Advanced ID Corporation (OTCBB: AIDO), a leading developer of RFID technology for livestock tracking, pet recovery and supply chain applications focusing on the tire management industry, announced today that it anticipates major increases in business with EDP, Pneu-Logic?s strategic marketing partner in France.

EDP of Grenoble, France, and Advanced ID?s UK-based Pneu-Logic have completed the plan for the second half of 2008 and beyond. This agreement, based on EDP?s rapidly growing customer base, more than doubles the original 2008 forecast and is now expected to exceed US$500,000 in product sales for Advanced ID. With expanding sales in France, Spain, Turkey and Israel, and a large order from China, EDP is set for massive expansion with its Tyre Parc Fleet Management software. With EDP selling Advanced ID probes, RFID tags and patches and the new OTR probe in 2009, the Company expects sales to reach US$750,000 next year.

?We are very pleased with our sales performance, particularly in new markets such as China, Israel and Turkey,? said EDP Managing Director Jean Luc Guisti. Mr. Guisti continues, ?Our Tyre Parc software with the Pneu-Logic system has been widely accepted as the industry leading solution for companies who understand the importance of good tire management to reduce fleet operating costs.?

Michelin has endorsed a version of Tyre Parc, called URM, as the preferred solution for its Service Providers across Europe and is actively promoting it as part of its partners program.

?With ever rising tire and fuel costs, fleet operators are really struggling to maintain any level of profitability, and consequently they are now realizing that good tire management and maintenance can drive huge savings straight to the bottom line. Tyre Parc not only manages the maintenance processes but its analytical reporting clearly shows where and how these savings can be made. Capturing the tire data electronically and reporting the information in almost real time means huge efficiency improvements and that?s what enables these savings to be made,? said Laren Yeomans, Managing Director of Pneu-Logic.


About Advanced ID Corporation: Advanced ID Corporation (OTCBB: AIDO) is a complete solutions provider in the RFID market with a focus on the tire management industry. The company is also a major factor in the tire inspection business through its UK based Pneu-Logic subsidiary. The Company is active in the pet recovery business through its AVID Canada subsidiary in Calgary, Alberta, is reintroducing its livestock tagging product line in several countries and has developed a UHF RFID reader product line for all market applications.

Safe Harbor Statement: Statements in this press release other than statements of historical fact, including statements regarding the company?s plans, beliefs and estimate as to projections are ?forward-looking statements?. Such statements are subject to certain risks and uncertainties, including factors listed from time to time in the company?s SEC filings, and actual results could differ materially from expected results. These forward-looking statements represent the company?s judgment as of the date of this release. Advanced ID Corporation does not undertake to update, revise or correct any forward-looking statements.

For further information visit Advanced ID Corporation at www.advancedidcorp.com

Contact: Dan Finch, President, Advanced ID, at 214-755-0932 or danf@advancedidcorp.com

Investor Contact for Advanced ID: Jordan Darrow, Darrow Associates, at 631-367-1866 or jdarrow@darrowir.com

* * *


Jordan M. Darrow
Darrow Associates, Inc.
273 Walt Whitman Road, Suite 280
Melville, NY 11746
Tel. 631-367-1866
Fax. 631-614-3612
jdarrow@darrowir.com